3Q Highlights | 2020

Forward Looking Statement This presentation contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These forward- looking statements include, but are not limited to, statements relating to First Merchants’ goals, intentions and expectations; statements regarding the First Merchants’ business plan and growth strategies; statements regarding the asset quality of First Merchants’ loan and investment portfolios; and estimates of First Merchants’ risks and future costs and benefits. These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: possible changes in economic and business conditions; the existence or exacerbation of general geopolitical instability and uncertainty; the effects of a pandemic or other unforeseeable event; the ability of First Merchants to integrate recent acquisitions and attract new customers; possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like First Merchants’ affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity, credit and interest rate risks associated with the First Merchants’ business; and other risks and factors identified in each of First Merchants’ filings with the Securities and Exchange Commission. First Merchants undertakes no obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this presentation or press release. In addition, the company’s past results of operations do not necessarily indicate its anticipated future results. NON-GAAP FINANCIAL MEASURES These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, First Merchants Corporation has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure.

Company Profile (as of September 30, 2020) (in Thousands) First Merchants Market Information Common Shares Outstanding 53,891,733 First Merchants Bank formed in 1893, celebrating its Market Cap 1,248,133 127th anniversary Dividend Yield 4.49% First Merchants Corporation, organized in 1982, is Price/Tangible Book Value 0.99x the largest financial services holding company Price/LTM EPS 8.3x headquartered in Central Indiana Price/2020 Est. EPS 9.7x Financial Highlights($ in Thousands) Assets $13,737,350 Leadership Team (Name, title, age) Loans, Net $9,120,290 Michael C. Rechin, President & CEO 62 Deposits $10,906,153 Mark K. Hardwick, EVP, COO & CFO 49 Tangible Common Equity $1,259,161 Michael J. Stewart, EVP & Chief Banking Officer 55 TCE/TA 9.57% John J. Martin, EVP & Chief Credit Officer 54 2020 Net Income – YTD $103,465 Michele M. Kawiecki, SVP, Director of Finance 48 2020 ROAA – YTD 1.04% 2020 ROATCE - YTD 11.47% Michael B. Joyce, SVP, President PWA 46 NPAs/Loans + OREO 0.72% Carrie A. Valek, SVP, Director Consumer Banking 44 3

Why Invest in First Merchants? 4

Our Franchise Key Market Profiles Loans Deposits $1,332M Columbus $ 752M 895M Fort Wayne 1,217M 3,103M Indianapolis 2,179M 782M Lafayette 1,415M 1,142M Lakeshore 1,459M 743M Michigan 1,280M 1,250M Muncie 2,604M $9,247M Total $10,906M (as of September 30, 2020) Mission Statement To be the most responsive, knowledgeable and high-performing bank for our clients, teammates and shareholders. 5

Key FMC Market Share Data

County	Region/Type	Market Position	Market %	$ Deposits
Delaware County, IN	Muncie (Established)	1	55.84%	$ 1,591,928
Monroe, MI	Michigan (Established)	1	47.81%	1,047,013
Madison County, IN	Indianapolis (Growth)	1	28.59%	460,024
White County, IN	Lafayette (Established)	1	34.03%	178,809
Wells County, IN	Fort Wayne (Growth)	1	23.84%	126,678
Jay County, IN	Muncie (Established)	1	45.73%	118,998
Union County, IN	Muncie (Established)	1	50.66%	47,132
Tippecanoe County, IN	Lafayette (Established)	2	23.50%	755,800
Henry County, IN	Muncie (Established)	2	35.32%	262,841
Jasper County, IN	Lafayette (Established)	2	31.83%	226,029
Shelby County, IN	Indianapolis (Growth)	2	16.71%	120,015
Randolph County, IN	Muncie (Established)	2	24.69%	84,583
Wabash County, IN	Muncie (Established)	2	14.23%	71,332
Clinton County, IN	Lafayette (Established)	2	11.98%	60,762
Hendricks County, IN	Indianapolis (Growth)	3	11.51%	379,879
Adams County, IN	Muncie (Established)	3	15.31%	121,576
Huntington County, IN	Fort Wayne (Growth)	3	15.93%	111,793
Hamilton County, IN	Indianapolis (Growth)	4	7.04%	1,075,074
Allen County, IN	Fort Wayne (Growth)	4	10.88%	781,024
Johnson County, IN	Indianapolis (Growth)	4	9.94%	287,984
Morgan County, IN	Indianapolis (Growth)	4	12.35%	141,987
Hancock County, IN	Indianapolis (Growth)	4	10.04%	128,330
Carroll County, IN	Lafayette (Established)	4	14.21%	45,892
Miami County, IN	Muncie	4	8.82%	39,507
Fayette County, IN	Muncie	5	9.43%	36,004
Sub Total				$8,302,994
First Merchants Total				$10,998,218

FDIC Data June 30, 2020

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First Merchants Strategy “Service-driven alternative to super-regional bank competitors. Deliver superior service with presence close to the customer for . . . ” Commercial Banking Consumer Banking Business Banking Mortgage Banking Commercial & Industrial Agriculture Private Wealth Advisory Sponsor Finance Private Banking Public Finance Investment Management Healthcare Services Personal Trust Investment Real Estate Brokerage Treasury Management Retirement Merchant Processing Services Asset-Based Lending “We specialize in our communities” 7

First Merchants Strategy Commercial Bank Located in Prime Growth Commercial Banking Markets Indianapolis, Indiana Monroe, Michigan Columbus, Ohio Fort Wayne, Indiana Lafayette, Indiana Lakeshore - Northwest Indiana Hire the Best Talent Supported with the Finest Sales Management Process Credit and Treasury Services Revenue-Based Incentive System 8

First Merchants Strategy Consumer Retail Bank Diverse Locations in Stable Rural and Growth Metro Markets Supported by: Talented Customer Service Oriented Banking Center and Call Center Professionals State-of-the-Art Systems Deposit and CRM Systems Online Banking System Mobile Banking System Customer Service and Relationship Growth-Oriented Incentive System 9

First Merchants Strategy Private Wealth Advisors Comprehensive and coordinated approach to personal wealth management Expertise in Investment Management, Private Banking, Fiduciary, Estate and Financial Planning Strengthen commercial relationships with personal services for executives/owners and retirement plan services for companies Partner with consumer bank to offer personal investment advice through First Merchants Investment Services 10

Organic Growth Opportunities Exists in All Directions Lakeshore - NW Indiana* Fort Wayne MSA Entered: 2013 Entered: 2017 Total Population: 689,444 Total Population: 417,788 Deposit Market Share: 8.39% Deposit Market Share: 10.08% FOUNDING MARKET Lafayette MSA Muncie MSA Columbus, Ohio MSA Entered: 2002 Established: 1893 Entered: 2003 Total Population: 236,352 Total Population: Total Population: 2,155,749 Deposit Market Share: 20.80% 113,450 Deposit Market Share: 0.94% Current Market Share: 55.84% Indianapolis MSA Monroe, Michigan MSA Entered: 1998 Entered: 2019 Total Population: 2,105,615 Total Population: 150,667 Deposit Market Share: 3.92% Deposit Market Share: 47.81% *Includes Jasper, Lake and Porter counties 11

Ranked Best in the Midwest for Business AAA Credit Rating since 20081 Leading the Nation in Manufacturing Job Growth 1st in Midwest and 5th Nationally for Best State for Doing Business2 1st Metro Area for Strong Job Opportunities with Affordable Housing 1st Nationally for Highway Accessibility 1st in the Midwest/8th Nationally for Low Taxes 1st for Quality of Government and Government Administration3 1st for Best Business Regulatory Climate4 Top 5 Nationally for Cost of Doing Business 2nd in the Nation for Small Business Growth 2nd Nationally for Availability of Skilled Labor 2nd Best City in the Nation for Recent Graduates (Indianapolis) 2nd Nationally for Top States for Business - Infrastructure 2nd Largest Global Fed Ex Air Hub 4th Nationally for Women in Tech and 10th in Overall Tech Job Growth 1S&P, Moody’s & Fitch 2Chief Executive Magazine 2017 3US News & World Reports 2017 4Forbes 2017 Unless otherwise noted, source IEDC 12

Muncie Market

- Located 58 miles northeast of Indianapolis in the east central portion of the state
- Described by several national studies as a typical American community, Delaware County offers the advantages of larger cities without the hassles and costs associated with living in major metropolitan areas.
- Easy access to the top 100 markets in the country, Muncie-Delaware County has a diverse economic landscape
- Ranked #27, Forbes Best Small Places for Business and Careers
- Workforce experienced in life science, advanced manufacturing, 21st century logistics and information technology
- Home to Ball State University

Delaware County, IN*

Rank		Branches	Deposits	Mkt. Share
1	***First Merchants Corporation***	***9***	***$1,591,928***	***55.84%***
2	Northwest Bancshares	7	551,757	19.35%
3	J.P. Morgan Chase	2	299,507	10.51%
4	Old National Bancorp	3	212,255	7.45%
5	Star Financial Group	3	194,039	6.81%
6	Woodforest Financial Group	1	1,464	0.05%
	Market Total	***25***	***$ 2,850,950***	

**SNL Financial FDIC Summary of Deposits as of June 30, 2020*

Notable Major Employers

Meridian Health Services

Ball State University

IU Health Ball Memorial Hospital & Physicians

Progress Rail Services – A Caterpillar Company

Electro-Motive

Ontario Systems

Ball Brothers Foundation

Magna

Boyce

Projected HHI & Pop. Change 2021-2026



9.01%
2.91%
9.13%
2.01%
5.02%
-0.66%
U.S.
Indiana
Delaware Co.
HHI
Pop.

First Merchants Corporation

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Indianapolis Market ₎ Indianapolis metropolitan area includes four of the five fastest-growing counties in Indiana and 10 of the 11 fastest-growing cities and towns with Notable Major Employers populations of at least 5,000* ₎ The population data released by the U.S. Census Bureau show suburban Hamilton County’s population grew 20.2% since 2010 ₎ Indiana’s population growth outpaced those of neighboring states Illinois, Kentucky, Michigan and Ohio* ₎ With 867,125 residents, Indianapolis was the nation’s 17th largest city* Indianapolis-Carmel-Anderson, IN MSA** Mkt. Rank Branches Deposits Share 1 JP Morgan Chase 65 $13,560,163 19.86% 2 PNC Financial Services Group 60 9,711,209 14.23% 3 Fifth Third Bancorp 42 6,585,140 9.65% 4 Huntington Bancshares 40 4,349,026 6.37% 5 Bank of Montreal 35 3,980,376 5.83% Projected HHI & Pop. Change 2021-2026 6 Merchants Bancorp 3 3,963,129 5.81% 7 KeyCorp 19 3,915,739 5.74% 11.18% 8 First Internet Bancorp 1 3,414,357 5.00 9.01% 9.13% 9 Bank of America 6 3,365,633 4.93% 10 First Merchants Corporation 32 2,673,392 3.92% 2.91% 2.95% Market Total 522 $68,263,881 2.01% *IN.gov **SNL Financial FDIC Summary of Deposits as of June 30, 2020 U.S. Indiana Marion Co. ***Marion County, IN HHI Pop. 14

Lafayette Market Notable Major Employers ₎ Ranked #1, MSN Money, Fastest Growing Cities in the State of Indiana ₎ Ranked #2, Forbes Best Small Places for Business and Careers ₎ Ranked #2 in Indiana for STEM job density, with 13.6% of the workforce, topping the state’s 10.9% & national average of 11.9% (Lafayette up 70.6% since 2001, with 4,850 new jobs)** ₎ Ranked among 24/7 Wall St., American City Adding the Most Jobs ₎ Home to Purdue University Tippecanoe County, IN** Mkt. Rank Branches Deposits Share 1 JPMorgan Chase & Co. 5 $ 1,025,056 31.88% 2 First Merchants Corporation 7 755,800 23.50% 3 Regions Financial Corp 4 300,941 9.36% 4 Old National Bancorp 3 262,068 8.15% 5 Horizon Bancorp 5 224,761 6.99% Projected HHI & Pop. Change 2021-2026 6 Huntington Bancshares, Inc. 2 173,477 5.39% 9.01% 9.13% 7 First Bancshares 5 122,206 4.39% 8 Fifth Third Bancorp 2 138,888 4.32% 5.82% 9 1st Source Corp 3 121,133 3.77% 4.42% 10 First Bancshares 5 117,958 3.67% 2.91% 2.01% Market Total 47 $ 3,215,806 *Indianapolis Business Journal U.S. Indiana Tippecanoe Co. **SNL Financial FDIC Summary of Deposits as of June 30, 2020 HHI Pop. 15

Lakeshore Market ₎ Indiana’s second-most populous market Notable Major Employers ₎ Benefit from its Chicago proximity ₎ Continue to produce finest steels, refine the cleanest fuels and deliver the best products to the Midwest** ₎ New investments by world-class companies like BP, Pratt Industries, Alcoa Howmet, Urschel Labs and Monosol** ₎ Lakefront being revitalized through the Marquette Plan and assistance of the Regional Development Authority** Lake County, IN* Mkt. Rank Branches Deposits Share 1 First Bancshares, Inc. 28 $ 2,717,377 23.46% 2 JPMorgan Chase & Co. 18 2,475,670 21.37% 3 First Midwest Bancorp 14 1,228,806 10.61% Projected HHI & Pop. Change 2021-2026 4 First Merchants Corporation 10 1,003,762 8.67% 9.01% 9.13% 9.35% 5 Northwest Indiana Bancorp 15 913,260 7.88% 6 First Financial Bancorp 7 878,896 7.59% 7 Bank of Montreal 13 656,395 5.67% 8 Fifth Third Bancorp 10 586,086 5.06% 9 AMB Financial Corp 5 219,623 1.90% 2.91% 2.01% 10 Providence Financial Corp 3 215,721 1.86% Market Total 141 $11,582,319 0.03% *SNL Financial FDIC Summary of Deposits as of June 30, 2020 U.S. Indiana Lake County **www.nwiforum.org/nwi-becoming-an-economic powerhouse HHI Pop. 16

Fort Wayne Market ₎ 2nd Largest MSA in the State of Indiana ₎ Diversified economy (manufacturing, health care, retail trade, food Notable Major Employers services) ₎ Attractive location for businesses to locate and expand – located between the Chicago, Detroit, Dayton, Toledo and Indianapolis metro areas ₎ Fort Wayne-Allen County economic engine of the Northeast Indiana region ₎ #1 place to raise a family (2017, SmartAsset.com) Allen County, IN* Mkt. Rank Branches Deposits Share 1 JP Morgan Chase & Co. 12 1,572,235 21.90% 2 Lakeland Financial Corp. 5 1,003,657 13.98% 3 PNC Financial Services Group 11 865,788 12.06% 4 First Merchants Corporation 8 781,024 10.88% Projected HHI & Pop. Change 2021-2026 5 Flagstar Bancorp 13 606,304 8.44% 6 STAR Financial Group, Inc. 9 581,112 8.09% 7 1st Source Corp. 8 415,372 5.79% 9.01% 9.13% 9.57% 8 Old National Bancorp 4 380,767 5.30% 9 Fifth Third Bancorp 7 313,639 4.37% 2.91% 3.24% 10 Premier Financial Corp. 3 177,040 2.47% 2.01% Market Total 97 $ 7,179,553 U.S. Indiana Allen County *SNL Financial FDIC Summary of Deposits as of June 30, 2020 HHI Pop. 17

Columbus, Ohio Market ₎ Second-most populous county in Ohio Notable Major Employers ₎ Within 600 miles of 60% of All U.S. and Canadian Population ₎ Ranked 2nd in CNBC’s 2010 study of state transportation systems for its infrastructure, vitality, quality roads, and ability to cost-effectively ship goods by land, air, and water** ₎ Home to Ohio State University Franklin County, OH* Mkt. Rank Branches Deposits Share 1 Huntington Bancshares 56 $ 26,495,352 38.04% 2 JP Morgan Chares & Co 51 17,758,726 25.49% 3 PNC Financial Services Group 37 6,669,397 9.57% 4 Fifth Third Bancorp 37 5,507,666 7.91% 5 Bank of America Corp. 4 5,081,346 7.29% 6 U.S. Bancorp 27 1,677,381 2.41% Projected HHI & Pop. Change 2021-2026 7 KeyCorp 21 1,230,692 1.77% 9.01% 9.26% 8 Heartland BancCorp 15 929,926 1.33% 7.97% 9 First Merchants Corporation 9 787,938 1.13% 3.89% 10 WesBanco 10 541,034 .78% 2.91% Market Total 313 $ 69,659,835 0.63% U.S. Ohio Franklin County *SNL Financial FDIC Summary of Deposits as of June 30, 2020 **http://jobs-ohio.com/manufacturing/ HHI Pop. 18

Monroe, Michigan Market ₎ Monroe is located on the western shore of Lake Erie, approximately 14 miles Notable Major Employers north of Toledo, Ohio and 25 miles south of Detroit ₎ Michigan is within 500 miles of nearly half the U.S. and Canadian population and commerce centers providing unparalleled access to market ₎ $500 Million in trade crosses between Michigan and Canada daily via the Ambassador Bridge, the busiest border crossing in North America ₎ Michigan’s cost of living is 10% below the national average and ranks as the fourth most affordable state in the country Monroe County, MI* Mkt. Rank Branches Deposits Share 1 First Merchants Corporation 15 $ 1,047,013 47.81% 2 Huntington Bancshares 4 409,409 18.69% 3 Fifth Third Bancorp 3 278,187 12.70% 4 PNC Financial Services Group 2 180,050 8.22% 5 KeyCorp 3 170,438 7.78% Projected HHI & Pop. Change 2021-2026 6 Old National Bancorp 1 70,434 3.22% 13.83% 7 Flagstar Bancorp 1 34,539 1.58% 10.15% Market Total 29 $ 2,190,070 9.01% 2.91% 0.46% 0.13% U.S. Michigan Monroe County *SNL Financial FDIC Summary of Deposits as of June 30, 2020 HHI Pop. 19

Growth Through Acquisition Experienced Acquirer Expand in Current High-Growth Markets Extend into Additional High-Growth Markets Add to Franchise with Stable Deposit Gathering Markets 20

Acquisition Experience 21

Acquisition Process Continuous Relationship Building Complete and Thorough Due Diligence Process Demonstrated Pricing Discipline Detailed Project Management Integration Process Scalable Technology and Operations Center Achieve Announced Financial Return Targets 22

Operational Delivery Highlights Strategic differentiator in support of growth and scalability Operational services execution “hub” focusing on value creation Functional focus: . Operations . Project Management . Technology . Risk Management . Vendor Management . Credit Administration Located on the interstate less than 30 minutes north of Indianapolis + 130,000 square feet of flexible space Strategic Vendor Partners 23

Operational Delivery Highlights

Customer, Digital Channel & Transaction Activity

Total Households: 208,176

Online Banking/Digital Channel

- Consumer: 97K Users
- 1.1M logins monthly
- 16K bill pay users
- 91K bill payment transactions monthly ($33M)
- Mobile: 72K Users
- 22.35 average logins per user, per month
- 22K mobile deposits per month
- Business: 14K Users
  - 196K logins monthly
  - 6.22% use ACH/Wire/Positive Pay
- Total ATMS: 164 + 25,000 MoneyPass ATMs

Treasury Management Annual Volume

- Automated Clearing House (ACH)
  - # Originated: 3.3M Items ($13.3B)
  - # Received: 20.6M Items ($38.8B)
- Domestic Wires
  - # Originated: 57K Items ($20B)
  - # Received: 62K Items ($28B)
- International Wires
  - # Originated: 1K Items ($10.3M)
  - # Received: 67 Items ($5.6M)

Total Debit Cards

- 205K active cards
- 3.8M monthly card swipes
- $162M in monthly volume

Commercial Remote Deposit Capture

- 864 businesses using solution
- 197K deposits annually
- 2.2M items deposited annually
- $5.6B in total deposits

First Merchants Corporation

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3rd Quarter 2020 Highlights . Earnings Per Share of $.67; Net Income of $36.2 Million; ROA 1.06% Earnings . Pre-Tax Pre-Provision Income of $54.4 Million . PTPP ROA 1.59%; PTPP ROE 11.88% . Core Net Interest Margin Stabilized on a Linked Quarter Basis . Total Assets of $13.7 Billion; Grew by 11.5% over 3Q 2019 Assets . Total Loans of $9.2 Billion; Grew by $940 Million over 3Q 2019 . Total Deposits of $10.9 Billion; Grew by $1.1 Billion over 3Q 2019 Deposits . Deposit Costs Declined by 61 bps from 4Q 2019 to 36 bps . Tangible Common Equity to Assets of 9.57%, an increase of 26 bps Capital . $23.48 TBV Per Share; 10.4% Increase over 3Q 2019 . a3 Baseline Credit Assessment from Moody’s Investor Service1 1Moody’s Credit Opinion – First Merchants Corporation, September 29, 2020, Baseline credit assessment reflects a bank’s stand alone credit strength. 25

3rd Quarter 2020 Highlights cont. . Allowance & Fair Value Marks totaling 1.65% of Loans Asset Quality . $12.5 Million Provision; Allowance increased by 57.3% over 3Q 2019 . Ample liquidity with Loan to Deposit Ratio of 84.8% Liquidity . Loan to Asset Ratio of 67.3% . Cash and Investment Security levels remain strong at $3.4 Billion . $176 Million in Loan modifications or 2% of the total portfolio in deferral COVID-19 Loan . Robust process for 2nd request modifications Modifications . Residual Covid Modifications concentrated in hospitality industry receiving focused attention . SBA Paycheck Protection Program institution with more than 5,000 applications and greater than $900 Million funded to businesses (FMB is, and has been, a preferred CARES Act SBA Lender) . Started to accept and file applications for forgiveness 26

Our Franchise ILLINOIS Unemployment1 MICHIGAN April 2020 16.4% June 2020 14.6% Unemployment1 August 2020 11.0% April 2020 22.7% September 2020 10.2% June 2020 14.8% August 2020 8.7% September 2020 8.5% OHIO INDIANA Unemployment1 1 Unemployment April 2020 16.8% April 2020 16.9% June 2020 10.9% June 2020 11.2% August 2020 8.9% August 2020 6.4% September 2020 8.4% September 2020 6.2% 1US Bureau of Labor Statistics 27

Total Assets ($ in Millions) 2018 2019 Q1-’20 Q2-’20 Q3-’20 1. Investments $1,633 $2,596 $2,698 $2,789 $2,933 2. Loans 7,229 8,468 8,612 9,2991 9,247 1 3. Allowance (81) (80) (99) (121) (127) 4. Goodwill & Intangibles 470 579 577 576 574 5. BOLI 225 288 290 291 292 6. Cash & Other 409 606 616 985 818 7. Total Assets $9,885 $12,457 $12,694 $13,819 $13,737 1 1 Includes SBA Paycheck Protection Program loans of $883 million in Q2 and $901 million in Q3 28

Loan Yield and Detail (as of September 30, 2020) QTD Yield = 3.93% Commercial YTD Yield = 4.28% Agricultural Real Estate Construction Land & Agricultural Total Loans = $9.2 Billion Land Non-Owner Land Development Production 2.4% Public Occupied 6.7% 0.9% Finance/Other 22.7% Commercial Variable = $5.5 Billion 6.7% Fixed = $3.7 Billion Residential Mortgage 12.4% Home LIBOR- Prime- Equity Based Based 5.7% Other 34% 13% Variable Rates 12% Commercial Real Estate Owner-Occupied Other 10.1% Consumer 1.3% Commercial & PPP Fixed Industrial Rate Non-PPP 31.1% 10% Fixed Rate 31% 29

Investment Portfolio (as of September 30, 2020) $2.9 Billion Portfolio Mortgage-Backed Modified duration of 4.9 years Tax-Exempt Municipals Securities Tax equivalent yield of 2.94% 56% 30% Net unrealized gain of $141.5 Million Realized gains on Investment Portfolio 1Q 2020 $4.6 Million 2Q 2020 $3.1 Million 3Q 2020 $1.8 Million Corporate Collateralized Obligations Mortgage 1% Taxable U. S. Agencies Obligations Municipals 3% 9% 1% 30

Total Liabilities and Capital ($ in Millions) 2018 2019 Q1-’20 Q2-’20 Q3-’20 1. Customer Non-Maturity Deposits $6,268 $8,147 $8,256 $9,567 $ 9,798 2. Customer Time Deposits 1,241 1,478 1,411 1,276 1,010 3. Brokered Deposits 246 215 203 123 98 Total Deposits 7,755 9,840 9,870 10,966 10,906 4. Borrowings 538 599 716 754 673 5. Other Liabilities 51 98 206 177 211 6. Hybrid Capital 133 134 124 113 113 7. Common Equity 1,408 1,786 1,778 1,809 1,834 8. Total Liabilities and Capital $9,885 $12,457 $12,694 $13,819 $13,737 31

Deposit Detail (as of September 30, 2020) QTD Cost = 0.36% Certificates & Certificates & Time Time Deposits YTD Cost = 0.56% Deposits <$100,000 >$100,000 Brokered Total Deposits = $10.9 Billion 5% Savings 4% Deposits Deposits 1% 32% 4Q 2020 CD maturities totaling $348 Million with average rate of 1.67% Demand Deposits 58% 32

Capital Ratios Total Risk-Based Capital Ratio (Target = 12.50%) Common Equity Tier 1 Capital Ratio (Target = 10.00%) Tangible Common Equity Ratio (TCE) (Target = 9.00%) 15.00% 14.61% 14.71% 14.56% 14.37% 14.29% 14.38% 14.25% 14.18% 14.00% 13.80% 13.00% 12.12% 12.05% 12.14% 12.13% 11.98% 12.02% 12.00% 11.84% 11.64% 11.58% 11.00% 10.19% 9.93% without without PPP Loans 10.16% 10.14% 10.07% PPP Loans 9.97% 9.95% 10.00% 9.91% 9.55% 9.57% 9.31% 9.00% 8.00% 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 33

Net Interest Margin Q3 - '18 Q4 - '18 Q1 - '19 Q2 - '19 Q3 - '19 Q4 - '19 Q1 - '20 Q2 - '20 Q3 - '20 Net Interest Income - FTE ($millions) $ 89.2 $ 90.7 $ 87.8 $ 88.4 $ 92.3 $ 101.2 $ 97.8 $ 97.1 $ 97.3 Fair Value Accretion $ 3.2 $ 3.9 $ 2.3 $ 2.2 $ 2.5 $ 5.0 $ 3.5 $ 3.7 $ 3.3 Tax Equivalent Yield on Earning Assets 4.88% 4.97% 4.89% 4.86% 4.77% 4.63% 4.38% 3.72% 3.58% Interest Expense/Average Earning Assets 0.83% 0.93% 1.05% 1.15% 1.15% 1.01% 0.92% 0.53% 0.43% Net Interest Margin 4.05% 4.04% 3.84% 3.71% 3.62% 3.62% 3.46% 3.19% 3.15% Fair Value Accretion Effect 0.15% 0.17% 0.09% 0.09% 0.10% 0.18% 0.12% 0.12% 0.10% $104 4.50% $100 4.00% 4.05% 4.04% $96 3.84% 3.50% 3.71% 3.62% 3.62% $92 3.46% 3.00% $88 3.19% 3.15% 2.50% $84 2.00% $80 $76 1.50% $72 1.00% $68 0.50% $64 0.00% Q3 - '18 Q4 - '18 Q1 - '19 Q2 - '19 Q3 - '19 Q4 - '19 Q1 - '20 Q2 - '20 Q3 - '20 Net Interest Income - FTE ($millions) Net Interest Margin 34

Non-Interest Income ($ in Millions) 2018 2019 Q1-’20 Q2-’20 Q3-’20 1. Service Charges on Deposit Accounts $ 21.0 $23.0 $ 6.0 $ 4.3 $ 5.2 2. Wealth Management Fees 14.9 17.6 6.0 5.6 5.9 3. Card Payment Fees 18.0 20.2 5.9 6.1 4.0 4. Gains on Sales of Mortgage Loans 7.0 7.9 3.4 3.7 5.8 5. Derivative Hedge Fees 2.5 5.4 1.9 1.1 1.7 6. Other Customer Fees 1.9 1.7 0.4 0.3 0.4 Total Customer Related Fees 65.3 75.8 23.6 21.1 23.0 7. Cash Surrender Value of Life Ins 4.2 4.5 1.4 1.3 1.2 8. Gains on Sales of Securities 4.3 4.4 4.6 3.1 1.8 9. Other 2.7 2.0 0.2 1.0 0.1 10. Total Non-Interest Income $76.5 $86.7 $29.8 $26.5 $26.1 35

Non-Interest Expense ($ in Millions) 2018 2019 Q1-’20 Q2-’20 Q3-’20 1. Salary & Benefits $131.7 $144.0 $39.2 $35.7 $39.2 2. Premises & Equipment 32.7 35.8 10.2 9.9 10.8 3. Intangible Asset Amortization 6.7 6.0 1.5 1.5 1.5 4. Professional & Other Outside Services 8.2 15.4 2.3 1.6 2.3 5. OREO/Credit-Related Expense 1.5 2.4 0.5 0.7 0.7 6. FDIC Expense 2.9 0.7 1.5 1.5 1.2 7. Outside Data Processing 13.2 16.5 4.2 2.6 3.8 8. Marketing 4.7 6.7 1.4 2.1 1.3 9. Other 18.4 19.3 5.3 4.4 3.9 10. Total Non-Interest Expense $220.0 $246.8 1 $66.1 $60.0 $64.7 2 1Includes acquisition-related expenses of $13.7 million 2Includes COVID related cleaning and PPE expenses of $618,000 QTD and 1.1 million YTD 36

Earnings ($ in Millions) 2018 2019 Q1-’20 Q2-’20 Q3-’20 1. Net Interest Income $ 338.8 $356.7 $93.9 $93.0 $92.9 2. Provision for Loan Losses (7.2) (2.8) (19.8) (21.9) (12.5) 3. Net Interest Income after Provision 331.6 353.9 74.1 71.1 80.4 4. Non-Interest Income 76.5 86.7 29.8 26.5 26.1 5. Non-Interest Expense (220.0) (246.8) (66.1) (60.0) (64.7) 6. Income Before Income Taxes 188.1 193.8 37.8 37.6 41.8 7. Income Tax Expense (29.0) (29.3) (3.5) (4.6) (5.6) 8. Net Income Avail. for Distribution $ 159.1 $164.5 $34.3 $33.0 $36.2 9. EPS $ 3.22 $ 3.19 1 $0.62 $0.62 $0.67 10. Efficiency Ratio 50.21% 52.73% 2 52.17% 47.95% 51.40% 1Acquisition-related expenses reduced EPS by $0.21 2Acquisition-related expenses increased the Efficiency Ratio by 3.04% 37

Per Share Results 2019 Q1 Q2 Q3 Q4 Total 1 1. Earnings Per Share $ .78 $ .83 1 $ .711 $ .87 1 $ 3.19 2. Dividends $ .22 $ .26 $ .26 $ .26 $ 1.00 3. Dividend Payout Ratio 28.2% 31.3% 36.6% 29.9% 31.4% 4. Tangible Book Value $20.07 $21.01 $21.26 $21.94 2020 Q1 Q2 Q3 Q4 Total 1. Earnings Per Share $ .62 $ .62 $ .67 – $ 1.91 2. Dividends $ .26 $ .26 $ .26 – $ .78 3. Dividend Payout Ratio 41.9% 41.9% 38.8% – 40.8% 4. Tangible Book Value $22.46 $23.04 $23.48 – 1Acquisition-related expenses reduced EPS by $0.01 in Q2; $0.17 in Q3; $0.03 in Q4; and $0.21 for full-year 2019 38

Dividends and Tangible Book Value Quarterly Dividends Tangible Book Value .26 .26 0.26 $23.48 0.24 $21.94 .22 0.22 $19.12 0.20 .18 $16.96 0.18 $15.85 .15 $14.68 0.16 .14 $13.65 0.14 $12.17 $10.95 .11 0.12 $9.21 $9.64 0.10 .08 0.08 0.06 .05 0.04 .03 0.02 .01 0.00 4.49% Forward Dividend Yield Compound Annual Growth Rate of 10.07% 39

ALLL and Fair Value Summary Q3-'19 Q4-'19 Q1-'20 Q2-'20 Q3-'20 1. Beginning Allowance for Loan Losses (ALLL) $ 81.3 $ 80.6 $ 80.3 $ 99.5 $ 121.1 2. Less: Net Charge-offs (Recoveries) 1.3 0.8 0.6 0.2 6.9 3. Add: Provision Expense 0.6 0.5 19.8 21.9 12.5 4. Ending Allowance for Loan Losses (ALLL) $ 80.6 $ 80.3 $ 99.5 $ 121.1 $ 126.7 5. Specific Reserves $ 2.3 $ 0.7 $ 0.6 $ 13.0 $ 9.1 6. ALLL/Non-Accrual Loans 354.5% 503.4% 635.5% 241.7% 223.3% 7. ALLL/Non-Purchased Loans 1.16% 1.11% 1.33% 1.46% 1.52% 8. ALLL/Loans 0.97% 0.95% 1.15% 1.30% 1.37% 9. Fair Value Adjustment (FVA) $ 41.3 $ 36.6 $ 33.1 $ 29.3 $ 26.0 10. Total ALLL plus FVA 121.9 116.9 132.5 150.4 152.7 11. Purchased Loans plus FVA 1,410.3 1,271.2 1,155.1 1,039.4 940.4 12. FVA/Purchased Loans plus FVA 2.93% 2.88% 2.86% 2.82% 2.76% 40

Loan Loss Coverage & Capital Strength ALLL ALLL/Loans ALLL/Loans - PPP Loans Allowance for Loan Losses - 6/30/20 $ 121.1 1.30% 1.44% Q3-'20 increase in ALLL $ 5.6 Allowance for Loan Losses - 9/30/20 $ 126.7 1.37% 1.52% CECL Day 1 Adoption Impact* $ 52.2 Allowance for Loan Losses with CECL Day 1 Impact $ 178.9 1.93% 2.14% *CECL has not been adopted and is included for illustrative purposes only. The impact assumes retrospective measurement back to January 1, 2020 and reflects the range disclosed in the 12/31/19 Form 10-K. Adoption impact would also include $18.5 million in reserve for unfunded commitments recorded in Other Liabilities. Total Risk Based Capital Ratio with CECL Adoption 13.89% (Stated – 14.38%) Post-CECL allowance + excess capital Excess Capital provides over $500 million in reserves 3.39% $338 million without considering future earnings or of excess capital remaining fair value marks of $26 million Well Capitalized 10.50% 41

Loan Portfolio Portfolio Trending – Q3-’20 Change Linked Quarter ($ in Millions) 2018 2019 Q1-'20 Q2-'20 Q3-'20 $ % 1. Commercial & Industrial $ 1,498 $ 1,802 $ 1,858 $ 2,576 $ 2,539 $ (37) (1.4%) 2. Sponsor Finance 233 312 345 326 340 14 4.3% 3. CRE Owner Occupied 725 910 921 915 928 13 1.4% 4. Construction, Land and 546 787 644 640 622 (18) (2.8%) Land Development 5. CRE Non-Owner Occupied 1,861 1,899 2,114 2,098 2,099 1 0.0% 6. Agricultural Production 92 94 87 94 83 (11) (11.7%) 7. Agricultural Land 242 240 229 223 218 (5) (2.2%) 8. Public Finance/Other Commercial 433 547 587 625 616 (9) (1.4%) 9. Total Commercial Loans 5,630 6,591 6,785 7,497 7,445 (52) (0.7%) 10. Residential Mortgage 970 1,149 1,127 1,146 1,147 1 0.1% 11. Home Equity 528 589 570 532 527 (5) (0.9%) 12. Other Consumer 101 139 130 124 128 4 3.2% 13. Total Residential Mortgage and Consumer Loans 1,599 1,877 1,827 1,802 1,802 0 0.0% 14. Total Loans $ 7,229 $ 8,468 $ 8,612 $ 9,299 $ 9,247 $ (52) (0.6%) 1As a % of Risk Based Capital 42

CRE Loan Concentration First Merchants Results in Relation to FDIC Guidelines FDIC GUIDELINES TO IDENTIFY INSTITUTIONS POTENTIALLY EXPOSED TO CRE RISK: Guideline 1: Total loans for construction, land development, and other land representing 100% or more of total capital Guideline 2: Total CRE loans representing 300% or more of total capital AND a CRE portfolio that has increased 50% or more during the prior 36 months Guideline #1 Guideline #2 3Q2020 3Q2020 2Q2020 2Q2020 1Q2020 1Q2020 - End - End 4Q2019 4Q2019 3Q2019 3Q2019 Quarter Quarter 2Q2019 2Q2019 1Q2019 1Q2019 4Q2018 4Q2018 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 0.0% 100.0% 200.0% 300.0% 43

Loan Portfolio C & I Line Utilization COVID-19 Modifications1 by Loan Type $176 million, 1.9% of loans, have COVID-19 Mod in Deferral Q3. Commitments up $60MM in Q3; $109MM ($ in Millions) 2 YTD $ 1st $ 2nd In Deferral Q3 Mod Mod $ # C & I utilization Commercial & Industrial $ 150 $ 12 $ 24 32 declined in Q3 Sponsor Finance 6 6 6 1 reducing CRE Owner Occupied 246 5 18 22 balances by $46 Construction & Land Development 30 1 3 1 MM; $185MM YTD CRE Non-Owner Occupied 456 80 115 36 Agriculture 1 1 2 6 Geography Residential Mortgage 80 11 7 50 Home Equity 7 - 1 11 Other Consumer 3 - - 20 Total Loans $ 979 $ 116 $ 176 179 By State 1 1st Mod refers to loans with 1 Covid Mod. 2nd Mod refers to loans with a 2nd Covid Mod. 2 In Deferral is where the last extended payment due date is Q3 or in future. 44

COVID-19 Loan Modifications by Industry

Loan Balances by Industry

($ in Millions)

Segments based on NAICS Code	Q3 - '20	% of Total Loans	1st Mod	2nd Mod	In Deferral Q3 $	In Deferral Q3 #
Manufacturing	$ 795	8.6%	$ 67	$ 5	$ 12	10
Public Administration	556	6.0%	2	-	-	-
Other Administrative Services	382	4.1%	27	4	2	6
Agriculture	361	3.9%	1	1	1	3
Wholesale Trade	321	3.5%	34	4	9	9
Retail Trade	302	3.3%	50	-	1	3
Senior Living	290	3.1%	2	14	-	-
Construction	238	2.6%	8	-	-	1
Professional Service	233	2.5%	10	-	3	3
Hotels	198	2.1%	118	52	92	15
Medical	187	2.0%	27	-	-	-
Finance & Insurance	182	2.0%	1	-	-	-
Specialty Trade	170	1.8%	4	-	-	2
Restaurant & Food Services	150	1.6%	39	-	-	2
Other Service	148	1.6%	18	2	2	5
Transportation & Warehouse	147	1.6%	14	-	1	3
Religious Organizations	111	1.2%	10	-	-	3
Dental	104	1.1%	58	-	-	3
Private Banking/Private Household	92	1.0%	4	-	1	2
Mining & Utilities	44	0.5%	-	-	-	-
Veterinary	29	0.4%	6	-	-	-
Total Commercial Portfolio by NAICS	5,040	54.5%	500	82	124	70
Lessors of Real Estate NAICS	2,405	26.0%	389	23	44	28
Mortgage and Consumer Loans	1,802	19.5%	90	11	8	81
Total Loans	9,247	100.0%	$979	$116	$ 176	179

Balance / Covid Mod In Deferral Q3



Manufacturing
Public Administration
Other Administrative Services
Agriculture
Wholesale Trade
Retail Trade
Senior Living
Construction
Professional Service
Hotels
Medical
Finance & Insurance
Specialty Trade
Restaurant & Food Services
Other Service
Transportation & Warehouse
Religious Organizations
Dental
Private Banking/Private Household
Mining & Utilities
Veterinary
$795
$12
$556
$382
$361
$321
$9
$302
$290
$238
$233
$198
$92
$187
$182
$170
$150
$148
$147
$111
$104
$92
$44
$29
Balance
In deferral

First Merchants Corporation

45

Residential Mortgage & Consumer Residential Mortgage and Consumer Modifications – Q3-’20 ($ in Millions) % Total 1st 2nd In Deferral Q3 Q3 - '20 Loans Mod Mod $ # Residential Mortgage $ 1,147 12.4% $ 80 $ 11 $ 7 50 Home Equity 527 5.7% 7 - 1 11 Other Consumer 128 1.4% 3 - - 20 Total $ 1,802 19.5% $ 90 $ 11 $ 8 81 Residential Mortgage Gain On Sale Gain On Sale up 56.8% over Q2 to $5.8 million Offering extended locks with minimal impact on gain sale economics Taking 15 year fixed rate fully salable on balance sheet at yield favorable to comparable MBS Placing 7/1 and 10/1 jumbo mortgages on balance sheet. 46

Sponsor and Leveraged Lending Sponsor Finance Leveraged Loans 44 Borrowers, $340 million outstanding 64 Borrowers, $485 million outstanding Private Equity Firms in the Midwest and Borrowers where: Southeast acquiring companies with less • Greater than 3X Senior Funded Debt/EBITDA than $10 million in EBITDA. • Greater than 4X Total Funded Debt/EBITDA Senior Secured, Amortizing Term Loans and Revolving Lines of Credit Sponsor and Total Leveraged Balances Q3 – ‘20 ($ in Millions) Leveraged % of Total Other % of Total 1st 2nd In Deferral Q3 Q3 ' 20 Loans C&I1 Leveraged Loans Mod Mod $ # Sponsor Finance C&I $ 340 3.7% $ 99 $ 241 2.6% $ 6 $ 6 $ 6 1 Regional Commercial C&I 2,282 24.7% 2,160 122 1.3% 4 4 4 1 Shared National Credits 257 2.8% 135 122 1.3% - - - - Total Sponsor, C&I and SNC $ 2,879 31.1% $ 2,394 $ 485 5.2% $ 10 $10 $ 10 2 1 Total balances with borrowers not meeting leveraged definition 47

Investment Real Estate IRE Portfolio – Q3-’20 ($ in Millions) % of Total Average 1st 2nd In Deferral Q3 Investment Real Estate Q3 - '20 Loans Loan Size Mod Mod $ # Multi-family $ 719 7.8% $ 1.4 $102 $ 3 $ 8 6 Commercial Real Estate 1,380 14.9% 1.1 354 77 107 30 $ 2,099 22.7% $ 1.2 $456 $ 80 $ 115 36 Loans by Geography Loans by Top Metros % Total 1st 2nd In Deferral Q3 Metro Areas Q3 '20 Inv. RE Mod Mod $ # Indianapolis, IN $ 351 16.7% $ 77 $ 3 $ 10 6 Chicago, IL 187 8.9% 48 0 2 1 By Columbus, OH 185 8.8% 15 24 0 0 State Lafayette, IN 162 7.7% 23 1 4 2 Northwest Indiana 152 7.2% 23 2 2 1 Fort Wayne, IN 134 6.4% 41 0 19 4 Detroit, MI 79 3.8% 41 2 3 1 48

COVID-19 Sensitive Industries Hospitality ($ in Millions) % Total Average 1st 2nd In Deferral Q3 Q3 '20 Loans # Loans loan size Mod Mod $ # Hospitality (includes hotel/motel and other accomodations) $ 198 2.1% 145 $ 1.4 $ 118 $ 52 $ 92 15 Highlights Hotel Brands Hotels: 109 loans to 72 borrowers totaling $186 million • Includes 46 PPP loans totaling $4 million where 19 borrowers are PPP loan only 1% 10% 1% Marriott Loan stage ($): 8% 35% Hilton • 80% stabilized, 14% stabilizing, 4% construction, Hyatt and 2% PPP 13% Intercontinental 26 loans totaling $172 million with a balance > $1 million Wyndham • Weighted Average (WA) Loan to Value of ~55% Choice 32% • WA occupancy of ~46% (24 hotels reporting) Other • WA breakeven occupancy of ~56% (18 hotels reporting) 49

COVID-19 Sensitive Industries Retail ($ in Millions) % Total Average 1st 2nd In Deferral Q3 Q3 '20 Loans # Loans loan size Mod Mod $ # Retail - real estate secured $ 451 4.9% 719 $ 0.6 $ 183 $ 5 $ 17 12 Retail Trade 142 1.5% 1,426 0.1 4 - - 2 Total $ 593 6.4% 2,145 $ 0.3 $ 187 $ 5 $ 17 14 RE secured includes: Retail trade includes: • $246 million lessors of retail RE • $61 million in automotive dealers • $48 million automotive dealerships • $14 million in automotive parts • $25 million tire and automotive parts • $16 million in building material dealers retailers • $5 million in grocery stores • $42 million gas stations • $5 million jewelry, luggage and leather goods • $90 million other retail RE for businesses stores in 65 different industries such as furniture • $4 million lawn and garden equipment stores, grocery stores, and building • $4 million in book and music materials. 50

COVID-19 Sensitive Industries Restaurants and Food Service ($ in Millions) % Total # Average 1st 2nd In Deferral Q3 Q3 '20 Loans Loans Loan Size Mod Mod $ # Restaurants Real Estate Secured $ 103 1.1% 231 $ 0.4 $ 46 $ 1 $ 3 5 Non Real Estate Secured 94 1.0% 579 0.2 9 - 1 1 Total $ 197 2.1% 810 $ 0.2 $ 55 $ 1 $ 4 6 Senior Living ($ In Millions) % Total # Average 1st 2nd In Deferral Q3 Q3 '20 Loans Loans Loan Size Mod Mod $ # Senior Living Skilled Nursing Facilities $ 166 1.8% 28 $ 5.9 $ - $ - $ - - Assisted Living Facilities & other 125 1.4% 44 2.8 2 14 - - Total $ 291 3.2% 72 $ 4.0 $ 2 $ 14 $ - - 51

Asset Quality Summary Asset Quality – Q3-’20 Change ($ in Millions) Linked Quarter 2018 2019 Q1-'20 Q2-'20 Q3-'20 $ % 1. Non-Accrual Loans $ 26.1 $ 16.0 $ 15.6 $ 50.1 $ 56.7 $ 6.6 13.2% 2. Other Real Estate 2.2 7.5 8.0 7.4 7.0 (0.4) (5.4%) 3. Renegotiated Loans 1.1 0.8 0.7 1.1 2.7 1.6 145.5% 4. 90+ Days Delinquent Loans 1.9 0.1 0.3 5.0 1.3 (3.7) (74.0%) 5. Total NPAs & 90+ Days Delinquent $ 31.3 $ 24.4 $ 24.6 $ 63.6 $ 67.7 $ 4.1 6.4% 6. Total NPAs & 90+ Days/Loans & ORE 0.4% 0.3% 0.3% 0.7% 0.7% 7. Classified Loans $167.4 $200.1 $ 207.0 $ 239.6 $ 252.8 $ 13.2 5.5% 8. Classified Loans/Total Loans 2.3% 2.4% 2.4% 2.6% 2.7% 52

Non-Performing Asset Reconciliation ($ in Millions) Q4-'19 Q1-'20 Q2-'20 Q3-'20 1. Beginning Balance NPAs & 90+ Days Delinquent $ 30.5 $ 24.4 $ 24.6 $ 63.6 Non-Accrual 2. Add: New Non-Accruals 2.3 2.8 35.6 20.8 3. Less: To Accrual/Payoff/Renegotiated (6.9) (1.2) (0.6) (6.8) 4. Less: To OREO (0.8) (0.7) - - 5. Less: Charge-offs (1.3) (1.3) (0.5) (7.4) 6. Increase / (Decrease): Non-Accrual Loans (6.7) (0.4) 34.5 6.6 Other Real Estate Owned (ORE) 7. Add: New ORE Properties 0.8 0.7 - - 8. Less: ORE Sold (0.3) (0.2) (0.3) (0.3) 9. Less: ORE Losses (write-downs) (0.1) - (0.3) (0.1) 10. Increase / (Decrease): ORE 0.4 0.5 (0.6) (0.4) 11. Increase / (Decrease): 90+ Days Delinquent - 0.2 4.7 (3.7) 12. Increase / (Decrease): Renegotiated Loans 0.2 (0.1) 0.4 1.6 13. Total NPAs & 90+ Days Delinquent Change (6.1) 0.2 39.0 4.1 14. Ending Balance NPAs & 90+ Days Delinquent $ 24.4 $ 24.6 $ 63.6 $ 67.7 53

Payroll Protection Loans Payroll Protection Summary Payroll Protection Distribution • $922.9 million in loans to 5,241 PPP Loan Balances # PPP Loans $158.3 borrowers Manufacturing 393 $102.7 • $30.2 million in fees on PPP loans, Professional Service 564 $92.7 Other Admin Services 445 $3.8 amortized this quarter and $23.5 $85.8 Specialty Trade 379 $62.9 million remaining Construction 231 Transportation & Warehouse $59.0 242 • 2,682 loans < $50,000 total $54 million $55.7 Retail Trade 523 $48.8 • Accepting and filing applications for Wholesale Trade 194 $38.4 forgiveness Restaurant 378 $37.2 Medical 232 $29.4 Geographic Other Service 434 $28.3 Investment CRE 242 $19.5 Religious Org 240 $19.2 Finance & Insurance 175 $19.2 Dental 180 $19.1 Agriculture 215 PPP $46.7 Other Sectors Combined 174 loans 54

Credit Response to COVID-19 . Proactively engaging customers to chart path forward Loan Portfolio . Maintaining existing underwriting standards while recognizing the impact of pandemic . Opportunistic portfolio growth to well positioned borrowers . Beginning credit cycle with stronger credit profile and enhanced processes Asset Quality . Net Charge-offs of $6.9 million or .30% of average loans (annualized), .11% YTD . Focus remains on deferrals in Hospitality portfolio and Senior Living workouts . Retained 100% of PPP loans with forgiveness processing underway . $94 million, 154 applications, filed for forgiveness as of October 26, 2020 Approach . Quarterly portfolio reviews on targeted asset classes (Hospitality and Senior) . Experienced workout staff with special asset process in tact from last recession 55

Private Wealth Advisors

Delivers broad advisory capabilities and expertise through local, engaged and empowered leaders

- AUM levels flat due to market volatility
- New business development rebounded in Q3 and pipelines are strong – decision timelines have been elongated given volatility and the pending US elections
- Private Banking business has seen a resumption of loan growth following reset of personal balance sheets in Q2
- Strong client asset retention and expansion
- FMIS business improving on strengthened partnership with Consumer Bank and continued move to a recurring revenue model from transactional model



Total Assets
(excludes First Merchants Investment Services)
Assets $ (in Billions)
$5.00
$4.00
$3.00
$2.00
$1.00
$-
$2.04
$1.25
$2.68
$1.79
$2.72
$1.70
$3.82
$2.63
$4.27
$2.61
12/31/2016
12/31/2017
12/31/2018
12/31/2019
9/30/2020
Total Assets
Total Assets Under Management



Total Revenue (in Millions $)
$25.00
$20.00
$15.00
$10.00
$5.00
$-
$12.63
$2.78
$9.82
$7.29
$14.68
$3.10
$11.59
$8.78
$17.85
$2.93
$1.78
$13.13
$10.20
$22.25
$4.66
$2.45
$15.11
$12.00
$5.64
$1.21
$0.64
$3.79
$2.77
$7.59
$1.68
$1.34
$4.57
$3.95
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
12/31/2016
12/31/2017
12/31/2018
12/31/2019
3Q19
3Q20
Annual Revenues (LHS)
Quarterly Revenues (RHS)
Total Fee Revenue
FMIS Revenue
Net Interest Income
Core Fee Revenue

First Merchants Corporation

56

Total Return Performance 200 150 100 50 Total Percentage Return Total 0 First Merchants Corporation Russell 2000 SNL Bank >$10B 9/30/2013 9/30/2014 9/30/2015 9/30/2016 9/30/2017 9/30/2018 9/30/2019 9/30/2020 57

First Merchants… Well positioned for the future… Looking Forward… Succession Planning Yields Continuity and Growth Mark Hardwick – Chief Executive Officer Mike Stewart - President Michele Kawiecki – Chief Financial Officer Industry Leading Performance Return on Assets and Efficiency Ratios Pre-Tax Pre-Provision Earnings strength of $54.4 Million Capital Preservation and Strength TCE of 10.19% excluding effect of PPP Loans Diversified loan portfolio, long-term consistent asset quality and underwriting Allowance for Loan Losses & Fair Value Marks total approximately 1.65% of loans Initiatives Corporate Social Responsibility investment fortifies our communities staying power Accelerate our delivery channel change “Compelling value proposition” 58

Why Invest in First Merchants? High Performance Financial Metrics Attractive Long-Term Deposit Market Shares Commercial Presence that Creates a Client Preference Successful Acquisition and Integration Track Record Focused on Providing Sustainable Shareholder Value 59

Research Coverage 60

First Merchants Corporation common stock is traded on the NASDAQ Global Select Market under the symbol FRME Additional information can be found at www.firstmerchants.com Investor Inquiries: Nicole Weaver, Investor Relations 765.521.7619 nweaver@firstmerchants.com 61

Appendix

Appendix – Non-GAAP Reconciliation

CAPITAL RATIOS (dollars in thousands):

	3Q18	4Q18	1Q19	2Q19	3Q19	4Q19	1Q20	2Q20	3Q20
Total Risk-Based Capital Ratio									
Total Stockholders' Equity (GAAP)	1,361,426	1,408,260	1,455,848	1,501,636	1,749,012	1,786,437	1,777,960	1,809,095	1,833,656
Adjust for Accumulated Other Comprehensive (Income) Loss[1]	35,409	21,422	1,595	(14,602)	(25,648)	(27,874)	(53,656)	(63,845)	(65,468)
Less: Preferred Stock	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)
Add: Qualifying Capital Securities	66,086	66,141	66,197	66,252	66,308	66,363	56,419	46,248	46,308
Less: Tier 1 Capital Deductions	-	-	-	-	-	-	-	-	-
Less: Disallowed Goodwill and Intangible Assets	(464,658)	(463,525)	(462,202)	(460,885)	(570,098)	(569,468)	(568,442)	(567,246)	(566,072)
Less: Disallowed Deferred Tax Assets	(1,111)	-	(4,037)	(2,587)	(3,460)	-	-	-	-
Total Tier 1 Capital (Regulatory)	$ 997,027	$ 1,032,173	$ 1,057,276	$ 1,089,689	$ 1,215,989	$ 1,255,333	$ 1,212,156	$ 1,224,127	$ 1,248,299
Qualifying Subordinated Debentures	65,000	65,000	65,000	65,000	65,000	65,000	65,000	65,000	65,000
Allowance for Loan Losses includible in Tier 2 Capital	78,406	80,552	80,902	81,274	80,571	80,284	99,454	121,119	125,032
Total Risk-Based Capital (Regulatory)	$ 1,140,433	$ 1,177,725	$ 1,203,178	$ 1,235,963	$ 1,361,560	$ 1,400,617	$ 1,376,610	$ 1,410,246	$ 1,438,331
Net Risk-Weighted Assets (Regulatory)	$ 8,001,191	$ 8,060,882	$ 8,176,677	$ 8,491,188	$ 9,474,126	$ 9,799,329	$ 9,978,462	$ 9,946,087	$ 10,000,878
Total Risk-Based Capital Ratio (Regulatory)	**14.25%**	**14.61%**	**14.71%**	**14.56%**	**14.37%**	**14.29%**	**13.80%**	**14.18%**	**14.38%**
Common Equity Tier 1 Capital Ratio									
Total Tier 1 Capital (Regulatory)	$ 997,027	$ 1,032,173	$ 1,057,276	$ 1,089,689	$ 1,215,989	$ 1,255,333	$ 1,212,156	$ 1,224,127	$ 1,248,299
Less: Qualified Capital Securities	(66,086)	(66,141)	(66,197)	(66,252)	(66,308)	(66,363)	(56,419)	(46,248)	(46,308)
Add: Additional Tier 1 Capital Deductions	-	-	-	-	-	-	-	-	-
Common Equity Tier 1 Capital (Regulatory)	$ 930,941	$ 966,032	$ 991,079	$ 1,023,437	$ 1,149,681	$ 1,188,970	$ 1,155,737	$ 1,177,879	$ 1,201,991
Net Risk-Weighted Assets (Regulatory)	$ 8,001,191	$ 8,060,882	$ 8,176,677	$ 8,491,188	$ 9,474,126	$ 9,799,329	$ 9,978,462	$ 9,946,087	$ 10,000,878
Common Equity Tier 1 Capital Ratio (Regulatory)	**11.64%**	**11.98%**	**12.12%**	**12.05%**	**12.14%**	**12.13%**	**11.58%**	**11.84%**	**12.02%**

[1] Includes net unrealized gains or losses on securities available for sale, net gains or losses on cash flow hedges, and amounts resulting from the application of the applicable accounting guidance for defined benefit and other postretirement plans.

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Appendix – Non-GAAP Reconciliation

TANGIBLE COMMON EQUITY RATIO (dollars in thousands):

	3Q18	4Q18	1Q19	2Q19	3Q19	4Q19	1Q20	2Q20	3Q20
Total Stockholders' Equity (GAAP)	$ 1,361,426	$ 1,408,260	$ 1,455,848	$ 1,501,636	$ 1,749,012	$ 1,786,437	$ 1,777,960	$ 1,809,095	$ 1,833,656
Less: Preferred Stock	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)
Less: Intangible Assets	(471,409)	(469,784)	(468,256)	(466,736)	(579,751)	(578,881)	(577,366)	(575,855)	(574,369)
Tangible Common Equity (non-GAAP)	$ 889,892	$ 938,351	$ 987,467	$ 1,034,775	$ 1,169,136	$ 1,207,431	$ 1,200,469	$ 1,233,115	$ 1,259,162
Total Assets (GAAP)	$ 9,787,282	$ 9,884,716	$ 10,210,925	$ 10,737,857	$ 12,325,061	$ 12,457,254	$12,693,518	$13,819,378	$13,737,350
Less: Intangible Assets	(471,409)	(469,784)	(468,256)	(466,736)	(579,751)	(578,881)	(577,366)	(575,855)	(574,369)
Tangible Assets (non-GAAP)	$ 9,315,873	$ 9,414,932	$ 9,742,669	$ 10,271,121	$ 11,745,310	$ 11,878,373	$12,116,152	$13,243,523	$13,162,981
Tangible Common Equity Ratio (non-GAAP)	**9.55%**	**9.97%**	**10.14%**	**10.07%**	**9.95%**	**10.16%**	**9.91%**	**9.31%**	**9.57%**

TANGIBLE COMMON EQUITY PER SHARE (dollars in thousands):

	4Q10	4Q11	4Q12	4Q13	4Q14	4Q15	4Q16
Total Stockholders' Equity (GAAP)	$ 454,408	$ 514,467	$ 552,236	$ 634,923	$ 726,827	$ 850,509	$ 901,657
Less: Preferred Stock	(67,880)	(90,783)	(90,908)	(125)	(125)	(125)	(125)
Less: Intangible Assets	(154,019)	(150,471)	(149,529)	(202,767)	(218,755)	(259,764)	(258,866)
Tax Benefit	2,907	2,224	2,249	4,973	6,085	6,278	5,930
Tangible Common Equity, Net of Tax (non-GAAP)	$ 235,416	$ 275,437	$ 314,048	$ 437,004	$ 514,032	$ 596,898	$ 648,596
Shares Outstanding	25,574,251	28,559,707	28,692,616	35,921,761	37,669,948	40,664,258	40,912,697
Tangible Common Equity per Share (non-GAAP)	**$ 9.21**	**$ 9.64**	**$ 10.95**	**$ 12.17**	**$ 13.65**	**$ 14.68**	**$ 15.85**

	4Q17	1Q18	2Q18	3Q18	3Q19	3Q20
Total Stockholders' Equity (GAAP)	$ 1,303,463	$ 1,313,073	$ 1,340,328	$ 1,361,426	$ 1,749,012	$ 1,833,656
Less: Preferred Stock	(125)	(125)	(125)	(125)	(125)	(125)
Less: Intangible Assets	(476,503)	(474,777)	(473,059)	(471,409)	(579,751)	(574,369)
Tax Benefit	6,788	6,043	5,690	5,351	7,627	6,292
Tangible Common Equity, Net of Tax (non-GAAP)	$ 833,623	$ 844,214	$ 872,834	$ 895,243	$ 1,176,763	$ 1,265,454
Shares Outstanding	49,158,238	49,243,096	49,280,188	49,304,542	55,345,672	53,891,733
Tangible Common Equity per Share (non-GAAP)	**$ 16.96**	**$ 17.14**	**$ 17.71**	**$ 18.16**	**$ 21.26**	**$ 23.48**

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Appendix – Non-GAAP Reconciliation

EFFICIENCY RATIO (dollars in thousands):

	2018	2019	1Q20	2Q20	3Q20
Non Interest Expense (GAAP)	$ 219,951	$ 246,763	$ 66,171	$ 59,989	$ 64,709
Less: Intangible Asset Amortization	(6,719)	(5,994)	(1,514)	(1,511)	(1,486)
Less: OREO and Foreclosure Expenses	(1,470)	(2,428)	(505)	(684)	(717)
Adjusted Non Interest Expense (non-GAAP)	211,762	238,341	64,152	57,794	62,506
Net Interest Income (GAAP)	338,857	356,660	93,877	93,018	92,921
Plus: Fully Taxable Equivalent Adjustment	10,732	13,085	3,894	4,088	4,340
Net Interest Income on a Fully Taxable Equivalent Basis (non-GAAP)	349,589	369,745	97,771	97,106	97,261
Non Interest Income (GAAP)	76,459	86,688	29,799	26,481	26,163
Less: Investment Securities Gains (Losses)	(4,269)	(4,415)	(4,612)	(3,068)	(1,817)
Adjusted Non Interest Income (non-GAAP)	72,190	82,273	25,187	23,413	24,346
Adjusted Revenue (non-GAAP)	421,779	452,018	122,958	120,519	121,607
Efficiency Ratio (non-GAAP)	**50.21%**	**52.73%**	**52.17%**	**47.95%**	**51.40%**

FORWARD DIVIDEND YIELD

	3Q20
Most recent quarter's dividend per share	$ 0.26
Most recent quarter's dividend per share - Annualized	$ 1.04
Stock Price at 9/30/20	$ 23.16
Forward Dividend Yield	**4.49%**

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Appendix – Non-GAAP Reconciliation

CONSTRUCTION AND INVESTMENT REAL ESTATE CONCENTRATIONS (dollars in thousands):

	2018	2019	1Q20	2Q20	3Q20
Total Risk-Based Capital (Subsidiary Bank Only)					
Total Stockholders' Equity (GAAP)	$ 1,456,220	$ 1,787,006	$ 1,850,513	$ 1,882,807	$ 1,908,858
Adjust for Accumulated Other Comprehensive (Income) Loss [1]	19,031	(30,495)	(56,807)	(66,941)	(68,423)
Less: Preferred Stock	(125)	(125)	(125)	(125)	(125)
Less: Tier 1 Capital Deductions	-	-	-	-	-
Less: Disallowed Goodwill and Intangible Assets	(463,076)	(569,021)	(567,994)	(566,799)	(565,624)
Less: Disallowed Deferred Tax Assets	-	-	-	-	-
Total Tier 1 Capital (Regulatory)	1,012,050	1,187,365	1,225,587	1,248,942	1,274,686
Allowance for Loan Losses includible in Tier 2 Capital	80,552	80,284	99,454	121,119	125,428
Total Risk-Based Capital (Regulatory)	$ 1,092,602	$ 1,267,649	$ 1,325,041	$ 1,370,061	$ 1,400,114
Construction, Land and Land Development Loans	$ 545,729	$ 787,568	$ 643,674	$ 640,560	$ 622,084
Concentration as a % of the Bank's Risk-Based Capital	**50%**	**62%**	**49%**	**47%**	**44%**
Construction, Land and Land Development Loans	$ 545,729	$ 787,568	$ 643,674	$ 640,560	$ 622,084
Investment Real Estate Loans	1,865,544	1,902,692	2,118,148	2,097,767	2,098,589
Total Construction and Investment RE Loans	$ 2,411,273	$ 2,690,260	$ 2,761,822	$ 2,738,327	$ 2,720,673
Concentration as a % of the Bank's Risk-Based Capital	**221%**	**212%**	**208%**	**200%**	**194%**

[1] Includes net unrealized gains or losses on securities available for sale, net gains or losses on cash flow hedges, and amounts resulting from the application of the applicable accounting guidance for defined benefit and other postretirement plans.

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